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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    November 18, 1998





                              CN BIOSCIENCES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                        000-21281              33-0509785
   --------                        ---------              ----------
(State or other                (Commission File         (IRS Employer
jurisdiction of                   Number)               Identification No.)
incorporation)



10394 Pacific Center Court, San Diego, CA                           92121
-----------------------------------------------------              --------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:   (619) 450-5500
                                                      --------------





                                 Not Applicable
          (Former name or former address, if changed from last report)



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Item 5.  Other Events

          On November 19, 1998, CN Biosciences, Inc. (the "Company") and EM Industries, Incorporated, a New York corporation ("EMI"), issued a joint press release announcing that the Company and EMI had entered into an Agreement and Plan of Merger, dated as of November 18, 1998 (the "Merger Agreement"), by and among the Company, EMI and EM Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of EMI ("Merger Sub"). The Merger Agreement provides that, subject to its terms and conditions, (i) Merger Sub will commence a tender offer (the "Offer") for all of the outstanding shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock"), at a price of $25.00 per share (such price or any higher price as may be paid in the Offer, the "Per Share Amount"), in each case net to the seller in cash, and (ii) following consummation of the Offer, Merger Sub will merge with and into the Company (the "Merger"). As a result of the Merger, each then outstanding share of Common Stock will be converted into the right to receive the Per Share Amount in cash. In connection with the foregoing, a stockholder of the Company, which owns approximately 39.3% of the Common Stock, has entered into a Stockholder Agreement, dated as of November 18, 1998 (the "Stockholder Agreement"), with EMI and Merger Sub pursuant to which, among other things, (i) such stockholder has agreed to tender its shares of Common Stock in the Offer and (ii) EMI or Merger Sub, as EMI may designate, has an option exercisable upon the occurrence of certain future events to acquire such shares.

          A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of businesses acquired:

                  None.

         (b) Pro Forma financial information:

                  None.

         (c)  Exhibits:

                  99.1 Joint Press Release of EM Industries, Incorporated, a New York corporation, and CN Biosciences, Inc., a Delaware corporation, dated November 19, 1998.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CN BIOSCIENCES, INC.



                                                 By: /s/ James G. Stewart
                                                 ------------------------
                                                 Name:  James G. Stewart
                                                 Title: Vice President


Dated: November 19, 1998



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                                  EXHIBIT INDEX

Exhibit
-------

               99.1 Joint Press Release of EM Industries, Incorporated, a New York corporation, and CN Biosciences, Inc., a Delaware corporation, dated November 19, 1998.